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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (33-96242, 333-4658 and 33-90624) and on Form S-3
(333-24691) of our report dated September 19, 1997 relating to the financial statements of DeepTech International Inc. for the year ended June 30, 1997 appearing on page F-2 of this Form 10-K.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP



Houston, Texas
September 26, 1997